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           WORKERS' COMPENSATION FIRST EXCESS OF LOSS
                       REINSURANCE CONTRACT
                      EFFECTIVE: JULY 1, 1998


                            issued to

             American Compensation Insurance Company
                      Minneapolis, Minnesota
    and any and all insurance companies which are now or hereafter come under the same ownership or management as
               American Compensation Insurance Company






                            E.W. Blanch Co.

                         Reinsurance Services

                         3500 West 80th Street

                       Minneapolis, Minnesota 55431


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                           TABLE OF CONTENTS




ARTICLE                                                                       PAGE

      I    Classes of Business Reinsured                                        1

     II    Commencement and Termination                                         1

    III    Territory (BRMA 51A)                                                 2

     IV    Exclusions                                                           2

      V    Retention and Limit                                                  4

     VI    Definitions                                                          5

    VII    Claims                                                               6

   VIII    Subrogation                                                          7

     IX    Reinsurance Premium                                                  7

      X    Reports and Remittances                                              8

     XI    Offset                                                               8

    XII    Late Payments                                                        8

   XIII    Access to Records (BRMA 1D)                                          9

    XIV    Liability of the Reinsurer                                          10

     XV    Net Retained Lines (BRMA 32B)                                       10

    XVI    Errors and Omissions                                                10

   XVII    Currency (BRMA 12A)                                                 10

  XVIII    Taxes (BRMA 50B)                                                    11

    XIX    Federal Excise Tax (BRMA 17A)                                       11

     XX    Unauthorized Reinsurers                                             11

    XXI    Insolvency                                                          12

   XXII    Arbitration (BRMA 6J)                                               13

  XXIII    Service of Suit (BRMA 49C)                                          14

   XXIV    Governing Law                                                       15

    XXV    Other Provisions                                                    15

   XXVI    Agency Agreement                                                    15

  XXVII    Intermediary (BRMA 23A)                                             16

           Attachments:

           Nuclear Incident Exclusion Clause - Liability - Reinsurance (USA)

           Nuclear Incident Exclusion Clause - Liability - Reinsurance (Canada)


                                                              E.W. BLANCH CO.
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                                                         REINSURANCE SERVICES


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                WORKERS' COMPENSATION FIRST EXCESS OF LOSS
                          REINSURANCE CONTRACT
                         EFFECTIVE: JULY 1, 1998

                                issued to

                American Compensation Insurance Company
                         Minneapolis, Minnesota
       and any and all insurance companies which are now or hereafter come under the same ownership or management as
                   American Compensation Insurance Company
            (HEREINAFTER REFERRED TO COLLECTIVELY AS THE "Company")

                                   by

                The Subscribing Reinsurer(s) Executing the
                  Interests and Liabilities Agreement(s)
                           Attached Hereto
                 (HEREINAFTER REFERRED TO AS THE "Reinsurer")



ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Workers' Compensation and/or Employers Liability business, subject to the terms, conditions and limitations hereinafter set forth.


ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective on July 1, 1998, with respect to losses arising out of occurrences commencing on or after that date, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract on December 31, 2000 or any December 31 thereafter by giving the other party not less than 90 days prior notice by certified mail.

C. The Company may terminate a Subscribing Reinsurer's share under this Contract by giving the Subscribing Reinsurer not less than 10 days notice by certified mail in the event a Subscribing Reinsurer loses at least
    50.0% of its statutory surplus existing at inception, or is deemed impaired or insolvent by applicable regulatory or judicial authorities.


                                                              E.W. BLANCH CO.
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D.  Unless the Company elects that the Reinsurer have no liability for losses arising out of occurrences commencing after the effective date of termination, and so notifies the Reinsurer prior or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months plus odd time (not exceeding 15 months in all) following the effective date of termination.

E. In an occurrence covered hereunder is in progress at the end of any contract year, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire occurrence had occurred prior to the end of that contract year, provided that no part of such occurrence is claimed against any other contract year or any renewal or replacement of this Contract.

ARTICLE III - TERRITORY (BRMA 51A)

The territorial limits of this Contract shall be identical with those of the Company's policies.

ARTICLE IV - EXCLUSIONS

A.  This Contract shall not apply to:

    1. Reinsurance assumed by the Company, except inter-company reinsurance or reinsurance assumed by the Company from other issuing companies because of regulatory and/or practical reasons while in all other aspects acting as the insurance carrier.

    2. "Self-insurance" or "self-insured obligations," howsoever styled, of the Company, its affiliates or subsidiaries, or any insurance wherein the Company, its affiliates or subsidiaries, are named as the insured party, either alone or jointly with some other party, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company, its affiliates or subsidiaries, may not be obligated by law to pay a claim to itself, its affiliates or subsidiaries.

    3. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations; however, this exclusion shall not apply to the Company's involuntary participation in assigned risk plans in so far as the class of business is one written by the Company.

    4. Any liability of the Company arising from its participation or membership in any insolvency fund.


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    5.  Nuclear risks as defined in the "Nuclear Incident Exclusion Clause -
        Liability - Reinsurance (U.S.A.)" and the "Nuclear Incident Exclusion Clause - Liability - Reinsurance (Canada)" attached to and forming part of this Contract.

    6. As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the Fifty States of the Union, the District of Columbia, and including bridges between the United States of America and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies containing a standard war or hostilities or warlike operations exclusion clause.

    7.  Insurance with respect to operations involving:

        a. Aircraft flight operations or operations in which the flying hazard is a major part of the insured's operation;

        b. Manufacturing, packing, handling, shipping, or storage of substances intended for use as an explosive, ammunitions, fuses, arms, magnesium, propellant charges, detonating devices, fireworks, nitroglycerine, celluloid or pyroxylin; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances. Firearm manufacturing shall not be excluded;

        c. Gas companies, dealers or distributors, except those in the gasoline service station business; oil or gas operators, lease operators or contractors; oil or gas pipeline construction or operations; oil rig and derrick work; onshore or offshore gas or oil drilling operations. Gasoline hauling shall not be excluded if the insured's primary operation is retail gasoline distribution and the tankers are used to distribute to the risk's own locations only;

        d. Production, refining, handling, shipping or storage of "flammable liquids" or "flammable gasses" as defined by the National Fire Protection Association; however, this exclusion shall not apply to the incidental handling or storage of same in connection with the sale of such substances;

        e.  Railroad operation or construction of railroads;

        f. Maritime or federal employments; steamship lines, agencies, or stevedoring, navigation or operation of vessels; operation of drydocks, marine wrecking; and including all United States Longshore and Harbor Workers' exposures except as incidental and necessary to the primary operation;

        g.  Sewer and subway construction, shaft sinking or tunnelling;


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       h.  Wrecking or demolition;

       i.  Underground mining, strip mining, or quarrying;

       j.  Off-shore or subaqueous work;

       k. Caisson of coffer dam work; dam, dike, lock or revetment construction;

       l. Nuclear Regulatory Commission projects or operations conducted under license from the Nuclear Regulatory Commission;

       m.  Asbestos removal;

       n.  Firefighters and police officers.

   B. If the Company provides insurance for an insured with respect to any operations listed in subparagraph 5 of paragraph A above, and if such operations constitute only a minor and incidental part of the total operations of the insured, such exclusion(s) shall not apply. "Minor and incidental" as used herein is defined as 10.0% or less of the total premium for the account.

   C. If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this Article, these exclusions, except subparagraphs 1, 2, 3 and 4 of paragraph A, shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

ARTICLE V -  RETENTION AND LIMIT

The Company shall retain and be liable for the first $25,000 of ultimate net loss (whether involving any one or any combination of the classes of business covered hereunder, regardless of the number of policies under which such loss is payable or the number of different interests insured) arising out of each occurrence. The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $275,000 as respects any one occurrence. However, as respects an occurrence where a claim is filed by any insured involved in the occurrence in accordance with Minnesota Workers' Compensation Law, the liability of the Reinsurer shall not exceed the following:

      1. As respects occurrences commencing during the 1998 contract year, $255,000;

      2. As respects occurrences commencing during the 1999 contract year, $265,000;

      3. As respects occurrences commencing during the 2000 contract year and each subsequent contract year, $275,000;


                                                              E.W. BLANCH CO.
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ARTICLE VI - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sums or sums (including loss in excess of policy limits, extra contractual obligations and any loss adjustment expense, as hereinafter defined) which shall constitute one loss, paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.


B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

    1. "Loss in excess of policy limits" shall mean 95.0% of any amount of loss, together with any legal costs and expenses incurred in connection therewith, paid or payable by the Company in excess of its policy limits, but otherwise within the coverage terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the alleged fraud or alleged or actual negligence or bad faith of the Company or the Company's parent, R.T.W., Inc., Bloomington, Minnesota, in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

    2. "Extra contractual obligations" shall mean 95.0% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, together with any legal costs and expenses incurred in connection therewith, paid of payable by the Company as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence, fraud or bad faith on the part of the Company or R.T.W., Inc., Bloomington, Minnesota, in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

    Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act directed against the Company by any officer or director of the Company or R.T.W., Inc., Bloomington, Minnesota, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim under a policy subject to this Contract.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments and declaratory judgment expenses or other legal expenses and costs incurred in connection with

                                                                E.W. BLANCH CO.
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    coverage questions and legal actions connected thereto. Loss adjustment expense shall not include office expenses, salaries of the Company's regular employees or payments made by the Company to R.T.W., Inc., Bloomington, Minnesota.

D. "Occurrence" as used herein shall mean each accident or occurrence or series of accidents or occurrences arising out of one event regardless of the number of employees or employers involved, except as modified below.

    As respects an occupational or other disease or cumulative injury under Workers' Compensation or Employers Liability policies for which the employer is liable:

    1. Which arises from a specific sudden and accidental event limited in time and place, such occupational or other disease suffered by one or more employees of one or more employers shall be deemed to be an occurrence within the meaning of this contract, and the date of occurrence shall be deemed to be the date of the sudden and accidental event.

    2. Which does not arise from a specific sudden and accidental event limited in time and place, such occupational disease as defined by the Workers' Compensation Laws of the states in which the Company writes Workers' Compensation business shall mean an occupational disease of one specific type suffered by one or more employees of one employer. The date of occurrence shall be deemed to be the date on which the occupational disease suffered by an employee is first reported by the Company to the Reinsurer and any case of occupational disease of the same specific type suffered by any other employee of the same employer shall be deemed to have arisen out of the same occurrence.

E. "Contract year" as used herein shall mean the periods from July 1, 1998 to December 31, 1998, both days inclusive, January 1, 1999 to December 31, 1999, both days inclusive, January 1, 2000 to December 31, 2000, both days inclusive, and each respective period beginning January 1 and ending December 31 thereafter that this Contract continues in force. However, if this Contract is terminated, the period from the beginning of the then current contract year through the effective date of termination shall be considered a contract year, and the "runoff" period (if any) shall be considered a separate contract year and referred to as the "runoff contract year."

ARTICLE VII - CLAIMS

A. The Company shall notify the Reinsurer of claims in a monthly bordereau report as provided in paragraph B below. The Reinsurer shall have the right to participate, at its own expense, in the defense of any claim or suit or proceeding involving this reinsurance.

B. On the last day of each calendar month, the Company shall provide a bordereau report to the Reinsurer setting forth all losses for which the paid plus outstanding ultimate net loss is greater than $12,500. Such report shall specifically identify all claims involving loss in excess of policy limits, extra contractual obligations, Employers Liability business,

                                                                E.W. BLANCH CO.
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    occupational disease and/or cumulative injury. The Company shall also provide a summary of the Reinsurer's share of all losses and loss adjustment expense paid during the calendar month.

C. All claim settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable within 15 days of receipt of the Company's monthly bordereau report.

ARTICLE VIII - SUBROGATION

The Reinsurer shall be credited with recoveries from subrogation (i.e., reimbursement obtained or recovery made by the Company or by R.T.W., Inc., Bloomington, Minnesota, on behalf of the Company, less the actual cost, excluding salaries of officials and employees of the Company or R.T.W., Inc., Bloomington, Minnesota, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Recoveries therefrom shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

                                                                E.W. BLANCH CO.
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ARTICLE X - REPORTS AND REMITTANCES

Annually, if requested by the Reinsurer in writing, the Company shall furnish the Reinsurer with such information as the Reinsurer may require to complete its Annual Convention Statement.


ARTICLE XI - OFFSET

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract only. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


ARTICLE XII - LATE PAYMENTS

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXVI (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest


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    penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

    1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

    2. 1/365th of the 6-month United States Treasury Bill rate, as quoted in THE WALL STREET JOURNAL on the first business day of the month for which the calculation is made; times

    3.  The amount past due, including accrued interest.

    It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. As respects any routine payment, adjustment or return due either party, the due date, for purposes of this Article, shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment. For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

ARTICLE XIII - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

                                                                E.W. BLANCH CO.
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ARTICLE XIV - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.


ARTICLE XV - NET RETAINED LINES (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

ARTICLE XVI - ERRORS AND OMISSIONS

The Company and the Reinsurer shall not be prejudiced in any way by any delays, errors or omissions through mistake, accident or failure to cede any reinsurance under the terms of this Contract or by erroneous cancellation, either partial or total, of any cession, or by omitting to report or by erroneously reporting any claim or loss settlement or any other transaction hereunder, provided that such delays, errors or omissions are sought to be rectified after discovery. Delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred.


ARTICLE XVII - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

                                                                E.W. BLANCH CO.
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B.   Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


ARTICLE XVIII - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.


ARTICLE XIX - FEDERAL EXCISE TAX (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


ARTICLE XX - UNAUTHORIZED REINSURERS

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

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B.   With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

     1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

     2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

ARTICLE XXI - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the

                                                               E. W. BLANCH CO.
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     proceeding where such claim is to be adjudicated, any defense or defenses that may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by
     Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

D. Prior to the implementation of a novation, any certificate of assumption on New York risks must be approved in advance by the Superintendent of Insurance for New York.


ARTICLE XXII - ARBITRATION (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B.   Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties.
                                                               E. W. BLANCH CO.
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     Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, not be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


ARTICLE XXIII -- SERVICE OF SUIT (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, to the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, at its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


                                                               E. W. BLANCH CO.
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ARTICLE XXIV -- GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Minnesota, exclusive of its rules with respect to conflicts of law, except as to state rules with respect to credit for reinsurance in which case the rules of all applicable states shall apply.


ARTICLE XXV -- OTHER PROVISIONS

A. Waiver. The failure of the Company or the Reinsurer to insist on strict compliance with this Contract, or to exercise any right or remedy hereunder, shall not constitute a waiver of any rights herein nor stop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a remedy in the future.

B. Conflict with Law and Severability. If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.

C. Headings. The headings preceding the text of the Articles and paragraphs of this Contract are intended and inserted solely for convenience of reference and shall not affect the meaning, interpretation, construction or effect of this Contract.

D. Assignment. This Contract shall be binding upon and inure to the benefit of the Company and the Reinsurer and their respective successors and assigns provided, however, that this Contract may not be assigned by the Reinsurer without the prior written consent of the Company which consent may be withheld by the Company in its sole discretion.

E. Entire Agreement. This Contract constitutes the full and complete agreement between the parties with respect to the reinsurance arrangement between them. This Contract may be amended by mutual consent of the parties hereto expressed in an addendum or endorsement, and such addendum or endorsement, when executed by the parties hereto, shall be deemed to be an integral part of this Contract and binding on the parties hereto.

F. Third Party Beneficiary. Except as provided under Article XXI -- Insolvency, in no event shall anyone other than the Reinsurer or the Company have any rights under this Contract.


ARTICLE XXVI -- AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


                                                               E. W. BLANCH CO.
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                                                           REINSURANCE SERVICES
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ARTICLE XXVII -- INTERMEDIARY (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Minneapolis, Minnesota, this 16th day of March 1999.

                  /s/ Tim C. Chan
                  -------------------------------------------------------------
                  American Compensation Insurance Company (for and on behalf of the Company)





                                                               E. W. BLANCH CO.
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                                                           REINSURANCE SERVICES
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                        INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      First Excess and Reinsurance Corporation
                              Overland Park, Kansas
                                    through
                              CORE Managers, Inc.
                             Stamford Connecticut
                (HEREIN REFERRED TO AS THE "SUBSCRIBING REINSURER")

                             with respect to the

                   WORKERS' COMPENSATION FIRST EXCESS OF LOSS
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1998

                        issued to and duly executed by

                    American Compensation Insurance Company
                             Minneapolis, Minnesota
        and any and all insurance companies which are now or hereafter come under the same ownership or management as
                   American Compensation Insurance Company


The SUBSCRIBING REINSURER hereby accepts a 100% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on July 1, 1998, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The SUBSCRIBING REINSURER'S share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the SUBSCRIBING REINSURER shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the SUBSCRIBING REINSURER by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stamford, Connecticut this 15th day of March 1999.

                /s/ Peter S. Zaffinel
                --------------------------------------------------------------
                CORE Managers Inc. (as Reinsurance Manager for and on behalf of First Excess and Reinsurance Corporation)


                                                                E.W. BLANCH CO.
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                                                           REINSURANCE SERVICES

         NUCLEAR INCIDENT EXCLUSION CLAUSE -- LIABILITY - REINSURANCE
                                   CANADA


1. This Agreement does not cover any loss or liability accruing to the Reinsured as a member of, or subscriber to, any association of insurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber, or association.

2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of the following classes, namely,

         Personal Liability,
         Farmers Liability,
         Storekeepers Liability,

which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

     LIMITED EXCLUSION PROVISION

     This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

     With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

     BROAD EXCLUSION PROVISION

     It is agreed that this Policy does not apply:

     (a)  to liability imposed by or arising under the Nuclear Liability Act;
          or

     (b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

     (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

          (1) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

          (2) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

          (3) The possession, consumption, use, handling, disposal or transportation of fissionable substances or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be useable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

          (I) The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

         (II) The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

        (III)  The term "nuclear facility" means:

               (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

               (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

               (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

               and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

         (IV) The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

          (V) With respect to property, loss of use of such property shall be deemed to be property damage.

U.S.A.

          NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE (APPROVED BY LLOYD'S UNDERWRITERS' FIRE AND NON-MARINE ASSOCIATION)

    (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

    (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     LIMITED EXCLUSION PROVISION.*

       I. It is agreed that the policy does not apply under any liability coverage, to (INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION
               (bodily injury or property damage
            with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual
            Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.
      II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.
     III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either
            (a)   become effective on or after 1st May, 1960 or
            (b) become effective before that date and contain the Limited Exclusion Provision set out above;
            provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

          Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     BROAD EXCLUSION PROVISION.*

It is agreed that the policy does not apply:

    I.  Under any Liability Coverage to  (INJURY, SICKNESS, DISEASE, DEATH OR
                                          DESTRUCTION
                                         (bodily injury or property damage

     (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriter or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
     (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

 II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (IMMEDIATE MEDICAL OR SURGICAL RELIEF
                           (first aid,
     to expenses incurred with respect
     to (BODILY INJURY, SICKNESS, DISEASE OR DEATH
        (bodily injury
     resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

III. Under any Liability Coverage to (INJURY, SICKNESS, DISEASE, DEATH OR
                                       DESTRUCTION
                                     (bodily injury or property damage
     resulting from the hazardous properties of nuclear material, if
     (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
     (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
     (c)  the (INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION
              (bodily injury or property damage
          arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to (INJURY TO OR DESTRUCTION OF PROPERTY AT SUCH NUCLEAR
                     FACILITY
                  (property damage to such nuclear facility and any
                     property thereat.

 IV. As used in this endorsement:
     "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means
     (a)  any nuclear reactor,
     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling processing or packaging waste,
     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;
( WITH RESPECT TO INJURY TO OR DESTRUCTION OF PROPERTY, THE WORD "INJURY" OR "DESTRUCTION"
(    "property damage" includes all forms of radioactive contamination of property.
(    INCLUDES ALL FORMS OF RADIOACTIVE CONTAMINATION OF PROPERTY.

          V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
              (3) shall not be applicable to
                   (i) Garage and Automobile Policies issued by the Reassured on New York risks, or
                   (ii) statutory liability insurance required under
              Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.
     (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association of the Independent Insurance Conference of Canada.

* NOTE: THE WORDS PRINTED IN ITALICS IN THE LIMITED EXCLUSION PROVISION AND IN THE BROAD EXCLUSION PROVISION SHALL APPLY ONLY IN RELATION TO ORIGINAL LIABILITY POLICIES WHICH INCLUDE A LIMITED EXCLUSION PROVISION OR A BROAD EXCLUSION PROVISION CONTAINING THOSE WORDS.